UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2011

COMSTOCK MINING INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-32429	65-0955118
(State or Other	(Commission File Number)	(I.R.S. Employer
Jurisdiction of Incorporation)		Identification Number)

1200 American Flat Road, Virginia City, Nevada 89440
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  775-847-5272

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective as of June 6, 2011, the Board of Directors of Comstock Mining Inc. (the “Company”) modified Section 1 of Article V of the Company’s Bylaws to expressly provide for uncertificated capital stock. The Company’s Amended and Restated Bylaws are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

 Item 8.01 Other Events.

On June 8, 2011, the Company was notified by NYSE Amex LLC (“Amex”) that the Company was approved for listing on Amex.  The Company’s common stock will begin trading on the Amex under the symbol “LODE” on June 10, 2011. The Company’s common stock will no longer be quoted on the OTC Bulletin Board under the symbol LODE.OB.

A copy of a press release announcing the Amex approval is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01.              Financial Statements and Exhibits.

(d)          Exhibits.

3.2	Amended and Restated Bylaws as of June 6, 2011.

99.1	Press release dated June 8, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMSTOCK MINING INC.

Date: June 8, 2011	By:	/s/ Corrado F. De Gasperis
Corrado F. De Gasperis
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description

3.2	Amended and Restated Bylaws as of June 6, 2011.

99.1	Press release dated June 8, 2011.